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Exhibit 10.3(d)

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

        THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Third Amendment"), dated as of March 5, 2003 (the "Effective Date"), between EXPANETS, INC., EXPANETS OF ARIZONA, INC., EXPANETS OF ATLANTA, INC., EXPANETS OF CALIFORNIA, INC., EXPANETS OF DENVER, INC., EXPANETS OF INDIANA, INC., EXPANETS OF LANCASTER, INC., EXPANETS OF MISSISSIPPI, INC., EXPANETS OF NEBRASKA, INC., EXPANETS OF NEW YORK, INC., EXPANETS OF NORTH AMERICA, LLC, EXPANETS OF OKLAHOMA, INC., EXPANETS OF PACIFIC NORTHWEST, INC., EXPANETS OF SAN ANTONIO, INC., EXPANETS OF TENNESSEE, INC., HAWAIIAN COMMUNICATIONS, INC., TEL-A-COM HAWAII, INC., DIGITEL, DBA EXPANETS OF HAWAII and EAGLE AN EXPANETS COMPANY INC. (individually and collectively, "Debtor") and AVAYA INC. ("Creditor"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

Background

        A.    Expanets, Inc. ("Parent") and Creditor executed a Credit and Security Agreement dated as of March 31, 2001 (the "Original Credit Agreement") pursuant to which Creditor agreed to extend credit to Parent to finance Parent's purchase of Avaya Products and Avaya Services. The Original Credit Agreement, as amended by the First Amendment and the Second Amendment (defined below), as amended by this Third Amendment, and as hereafter amended and modified from time to time, shall be referred to herein as the "Credit Agreement."

        B.    In connection with the execution of the Original Credit Agreement, Parent and Creditor entered into agreements restructuring the Collateral Agreements.

        C.    Pursuant to a First Amendment to Credit and Security Agreement dated as of August 1, 2001 (the "First Amendment") between Parent and Creditor, Parent and Creditor agreed to amend the Original Credit Agreement to, among other things, permit Accounts and Inventory of Parent's wholly-owned subsidiaries to become part of the Borrowing Base to the extent Parent's wholly-owned subsidiaries become parties to the Credit Agreement.

        D.    Pursuant to a Joinder Agreement dated as of August 1, 2001 by Debtors (other than Parent) in favor of Creditor, Debtor (other than Parent) agreed to become parties to the Credit Agreement.

        E.    Pursuant to a Second Amendment to Credit and Security Agreement dated as of March 5, 2002 (the "Second Amendment") between Debtor and Creditor, the parties agreed to amend the Original Credit Agreement and the First Amendment to, among other things, extend the termination date from March 31, 2002 to December 31, 2002. Pursuant to a letter, dated December 21, 2002, the parties agreed to further extend the termination date to February 28, 2003 and, pursuant to a letter, dated February 28, 2003, the parties agreed to further extend the termination date to midnight, March 5, 2003.

        F.    Debtor has requested that its obligations under the Credit Agreement be converted into a fixed term loan obligation payable in 3 equal installments on January 1, 2004, April 1, 2004 and July 1, 2004.

        G.    Subject to terms and conditions set forth in this Third Amendment (the "Third Amendment"), Creditor has agreed to Debtor's request and Debtor and Creditor have agreed to amend the Credit Agreement as provided herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.    Amendments to Credit Agreement.

          (a)  Section 1.1 of the Credit Agreement is hereby amended by amending the following definitions in Section 1.1 to read as follows:

    "Agreement" means this Credit and Security Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as amended, modified, extended or restated from time to time.

    "Change of Control" shall mean NorthWestern shall cease to (i) own and control at least 51% of the outstanding voting power of the Debtor or (ii) have the ability to elect a majority of the Board of Directors (or other equivalent governing body) of the Debtor; provided, that an initial public offering by the Debtor (or its successor) of its common stock (or any class of common stock into which shares of common stock shall be exchangeable or convertible) pursuant to a registration statement on Form S-1 (or successor form) filed under the U.S. Securities Act of 1933, as amended, shall not be considered a Change of Control.

    "Credit Limit" shall be zero as of the Effective Date.

    "Default Interest Rate" shall be 18% per annum.

    "ETAC Agreement" is the Outsourcing Agreement between Creditor and Debtor dated March 1, 2002, as amended and restated as of January 1, 2003.

    "Outstanding Principal Amount" shall have the meaning as set forth in Section 2.1(C).

    "Termination Date" means the date on which all obligations of Debtor to Creditor under the Credit Documents are satisfied in full.

    The definitions "Borrowing Base", "Delinquent Purchaser," "Eligible Account," and "Eligible Inventory" are hereby deleted.

          (b)  Section 2.1(B) is hereby deleted in its entirety and replaced with the following new Section 2.1(B):

    "(B) Creditor's invoices for Avaya Products or Avaya Services ("Invoices") purchased by Debtor pursuant to the Collateral Agreements, including any Outstanding Invoices under 30 days old as of February 28, 2003, shall be paid in full, less disputed amounts or agreed adjustments (as provided in the Dealer Agreement), in accordance with the provisions of the relevant Collateral Agreement and, provided that there is no Event of Default prior to the Termination Date, shall not be governed by the terms of this Agreement."

          (c)  Sections 2.1(C) through (E) are hereby deleted in their entirety and replaced with the following new paragraph 2.1(C):

    "(C) The principal balance due from Debtor under this Credit Agreement as of the Effective Date of the Third Amendment is $27,185,250 (the "Outstanding Principal Amount"). The Outstanding Principal Amount shall be paid by Debtor to Creditor in 3 equal installments of $9,061,750 on January 1, 2004, April 1, 2004 and July 1, 2004. Interest on the unpaid Outstanding Principal Amount shall accrue at the annual rate of 15% per annum and be paid to Avaya monthly on the first day of each calendar month."

Notwithstanding the above, if Debtor defaults in any of its obligations to pay interest or principal to Creditor under Section 2.1(C) as amended by this Third Amendment, and such default is not cured within the five-day period provided for in Section 7.1, then the following provisions shall apply in addition to all other rights, obligations and remedies available under the Credit Agreement, law or equity: (i) the amendments made to Sections 2.1 (B), (C), (D) and (E) by this Third Amendment shall be deemed null and void as of date of the Event of Default caused by, such nonpayment and, and (ii) Invoices which become Overdue Invoices after the Effective Date of this Third Amendment shall continue to be governed and subject to the terms of Sections 2.1 (B), (C), (D) and (E) of this Credit Agreement, and all other provisions of the Credit Agreement, without considering the effect of any amendments to such Sections made under this Third Amendment.

          (d)  Section 2.1(F) shall be renumbered as Section 2.1(D). References to "Outstanding Invoices" in Sections 2.1(D) and 3.1 and "Net 30 Day Outstanding Invoices" in Section 2.4(B) shall be changed to "Outstanding Principal Amount". Section 2.2 is hereby amended by deleting the subparagraph (C) reference to "Overdue Invoices" and replacing the reference to "other Outstanding Invoices" in subparagraph (D) to "the Outstanding Principal Amount". The Section 7.2(B) reference to "Overdue Invoices" shall be changed to "Outstanding Principal Amount".

          (e)  References to $125 million in Sections 2.1 (D) and 2.4(B) shall be replaced with $25 million. With respect to the obligation of Avaya to subordinate its lien under certain conditions to a New Lender, the description of the subordinated collateral shall be expanded to include "the Collateral" as described in subparagraph (iii) therein. If the Permitted Refinancing exceeds $25 million, Debtor shall, as a condition of Creditor's agreement to subordinate its lien in the Collateral, be required to make a mandatory prepayment of the then unpaid Outstanding Principal Amount to the extent that the Refinancing Commitment exceeds $25 million.

          (f)    Section 6.10 is hereby deleted in its entirety and replaced with the following new Section 6.10:

    "SECTION 6.10    Liquidation, Change of Control or Sale of Assets.    Debtor shall not (i) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, (ii) undertake or enter into any transaction involving a Change of Control of Debtor, (iii) sell or lease or otherwise transfer all or any substantial part of its assets to any Person, (iv) except for the sale of inventory in the ordinary course of business, dispose of any Collateral, or (v) enter into any agreement to take any of the actions described in the foregoing clauses (i), (ii), (iii) and (iv)."

          (g)  Section 8.16 is hereby deleted in its entirety and replaced with the following new Section 8.16:

    "Section 8.16    Termination of this Agreement; Release of Lien.    This Agreement and the Note shall terminate and the Creditor shall release its lien on the Collateral upon payment in full of the Outstanding Principal Amount, all accrued but unpaid interest thereon and any other amount owing in connection herewith."

        2.    No Waiver.    Except as expressly set forth herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of Creditor under the Credit Agreement, or constitute a waiver of any other Default or Event of Default or any provision of the Credit Agreement. Notwithstanding the foregoing, Creditor hereby waives any Default or Event of Default which exists as of the Effective Date.

        3.    Incorporation of Terms.    The terms of this Third Amendment are hereby incorporated into the Credit Agreement.

        4.    Representations and Warranties.

          (a)  Debtor represents and warrants to Creditor that:

            (1)  The execution and delivery of this Third Amendment has been duly authorized by all necessary corporate action.

            (2)  The representations and warranties set forth in Article V of the Credit Agreement and in all other Credit Documents are true and correct as of the date hereof;

            (3)  No Default or Event of Default has occurred or is continuing;

            (4)  The Credit Documents continue in full force and effect and, as of the Effective Date, Debtor does not have any charge, lien, claim or offset against Creditor, or defenses to enforcement of the Credit Documents by Creditor;

            (5)  After taking into account the payment referred to Section 5 (a), there are no Outstanding Invoices over 30 days as of February 28, 2003, and

            (6)  The Collateral, and Creditor's security interest therein, secures all Liabilities.

          (b)  Creditor represents and warrants to Debtor the execution and delivery of this Third Amendment has been duly authorized by all necessary corporate action.

        5.    Conditions to this Third Amendment.    Without limiting the conditions set forth in Section 4 of the Credit Agreement, the continued effectiveness of the transactions contemplated by this Third Amendment is subject to the satisfaction of the following conditions:

          (a)  A payment of $0.00 to be made by Debtor on or before the Effective Date to eliminate the amount of Outstanding Invoices over 30 days as of February 28, 2003 shall have been received by Creditor.

          (b)  The representations and warranties of Debtor in Section 4 above are true and correct as of the Effective Date.

          (c)  The ETAC Agreement has been duly executed by and delivered to Debtor and Creditor before midnight, March 13, 2003.

        6.    Release.    Debtor and Northwestern hereby, jointly and severally, release Creditor from any and all liabilities, actions, claims and causes of action of any nature, whether known or unknown, which Debtor shall or may have with respect to any matters, transactions, occurrences, agreements, actions, events arising out of, in connection with or relating to the Credit Documents, provided however, that the foregoing release shall not apply to any claims arising after the Effective Date with respect to acts, occurrences or events taking place after the Effective Date.

        7.    Miscellaneous.

          (a)  The First, Second and Third Amendments contain all of the modifications to the Credit Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

          (b)  This Third Amendment shall be construed and enforced in accordance with the laws of the State of New York.

          (c)  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

          (d)  This Third Amendment shall become effective as of the Effective Date when it shall have been executed by Debtor and Creditor and the conditions in Section 5 above have been fully satisfied, and it shall thereafter be binding upon and inure to the benefit of Debtor and Creditor and their respective successors and assigns. Creditor shall have the right to assign its rights and obligations under the Credit Documents. Except with the prior written consent of Creditor, Debtor shall not have the right to assign any right or obligation hereunder or any interest herein.

          (e)  The Credit Agreement, as amended hereby, shall remain in full force and effect. Execution of this Amendment shall not constitute a novation among Debtor and Creditor.

[Signatures on following page)

        IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

EXPANETS, INC.
EXPANETS OF ARIZONA, INC.
EXPANETS OF ATLANTA, INC.
EXPANETS OF CALIFORNIA, INC.
EXPANETS OF DENVER, INC.
EXPANETS OF INDIANA, INC.
EXPANETS OF LANCASTER, INC.
EXPANETS OF MISSISSIPPI, INC.
EXPANETS OF NEBRASKA, INC.
EXPANETS OF NEW YORK, INC.
EXPANETS OF NORTH AMERICA, LLC
EXPANETS OF OKLAHOMA, INC.
EXPANETS OF PACIFIC NORTHWEST, INC.
EXPANETS OF SAN ANTONIO, INC.
EXPANETS OF TENNESSEE, INC.
HAWAIIAN COMMUNICATIONS, INC.
TEL-A-COM HAWAII, INC.
DIGITEL, DBA EXPANETS OF HAWAII
EAGLE AN EXPANETS COMPANY INC.

By: /s/ John C. Harters
Name: John C. Harters Title: CEO AVAYA INC. By:
Name: Garry K. McGuire Title: Chief Financial Officer

        NorthWestern Corporation hereby reaffirms obligations under Section 7.3 of the Credit Agreement, as amended, and agrees to the Release provided in Section 6 above.

NORTHWESTERN CORPORATION By:
Name:

        IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

EXPANETS, INC.
EXPANETS OF ARIZONA, INC.
EXPANETS OF ATLANTA, INC.
EXPANETS OF CALIFORNIA, INC.
EXPANETS OF DENVER, INC.
EXPANETS OF INDIANA, INC.
EXPANETS OF LANCASTER, INC.
EXPANETS OF MISSISSIPPI, INC.
EXPANETS OF NEBRASKA, INC.
EXPANETS OF NEW YORK, INC.
EXPANETS OF NORTH AMERICA, LLC
EXPANETS OF OKLAHOMA, INC.
EXPANETS OF PACIFIC NORTHWEST, INC.
EXPANETS OF SAN ANTONIO, INC.
EXPANETS OF TENNESSEE, INC.
HAWAIIAN COMMUNICATIONS, INC.
TEL-A-COM HAWAII, INC.
DIGITEL, DBA EXPANETS OF HAWAII
EAGLE AN EXPANETS COMPANY INC.

By:
Name: Title: AVAYA INC. By: /s/ Pamela F. Craven
Name: Pamela F. Craven Title: Senior Vice President

        NorthWestern Corporation hereby reaffirms its obligations under Section 7.3 of the Credit Agreement, as amended, and agrees to the Release provided in Section 6 above.

NORTHWESTERN CORPORATION By:
Name:

        IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the date first above written.

EXPANETS, INC.
EXPANETS OF ARIZONA, INC.
EXPANETS OF ATLANTA, INC.
EXPANETS OF CALIFORNIA, INC.
EXPANETS OF DENVER, INC.
EXPANETS OF INDIANA, INC.
EXPANETS OF LANCASTER, INC.
EXPANETS OF MISSISSIPPI, INC.
EXPANETS OF NEBRASKA, INC.
EXPANETS OF NEW YORK, INC.
EXPANETS OF NORTH AMERICA, LLC
EXPANETS OF OKLAHOMA, INC.
EXPANETS OF PACIFIC NORTHWEST, INC.
EXPANETS OF SAN ANTONIO, INC.
EXPANETS OF TENNESSEE, INC.
HAWAIIAN COMMUNICATIONS, INC.
TEL-A-COM HAWAII, INC.
DIGITEL, DBA EXPANETS OF HAWAII
EAGLE AN EXPANETS COMPANY INC.

By:
Name: Title: AVAYA INC. By:
Name: Garry K. McGuire Title: Chief Financial Officer

        NorthWestern Corporation hereby reaffirms its obligations under Section 7.3 of the Credit Agreement, as amended, and agrees to the Release provided in Section 6 above.

NORTHWESTERN CORPORATION By: /s/ Eric R. Jacobsen
Name: Eric R. Jacobsen Title: Senior Vice President

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  Exhibit 10.3(d)
THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT
Background